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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 1, 1999


                      Favorite Brands International, Inc.
              and the Guarantors identified in Footnote (1) below
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              (Exact Name of Registrant as Specified in Charter)



 Delaware                                333-67221                 75-2608980
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 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
 Incorporation)                                             Identification No.)


            2121 Waukegan Road, Bannockburn, Illinois      60015
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            (Address of Principal Executive Offices)     (Zip Code)


1) The following domestic direct subsidiaries of Favorite Brands International, Inc. are Guarantors of the Company's Senior Notes and are Co-Registrants, each of which is incorporated in the jurisdiction and has the I.R.S. Employer Identification Number indicated: Trolli Inc., a Delaware corporation (52-1716800) and Sather Trucking Corp., a Delaware corporation (41-1849044).

Registrant's telephone number, including area code:  (847) 405-5800

Item 5.  Other Events

On March 30, 1999 Favorite Brands International, Inc. (the "Company") filed in the United States Bankruptcy Court (the "Court") for the District of Delaware voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code, case number 99-726 (PJW).

The Company did not file its report on Form 10-Q for the quarter ended March 27, 1999, as it has a No-Action letter pending with the Securities and Exchange Commission (the "Commission") seeking relief from Form 10-Q and Form 10-K filings as required by the Securities Exchange Act of 1934, as amended. The Company's request was filed with the Commission on April 26, 1999 and as of June 15, 1999, the Company has not received a response regarding the No-Action letter filed.

In lieu of filing Forms 10-Q and Forms 10-K, the Company is proposing to file under cover of a Form 8-K, copies of monthly operating reports filed with the United States Trustee's office and the United States Bankruptcy Court for the District of Delaware within fifteen days after such filing. The Company filed its April monthly operating report with the United States Trustee's office on June 1, 1999.

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Accordingly, the Company is filing the financial information that was filed with the United States Trustee's office for its April 1999 fiscal period on this Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.

     99.2      Monthly Operating Report



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Favorite Brands International, Inc.


Dated:  June 15, 1999          By: /s/ Steven F. Kaplan
                              --------------------------------------------------
                                   President, Chief Operating Officer and Chief
                                    Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibit
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99.2                     Monthly Operating Report